SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): March 5, 2003

THE ST. PAUL COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 Washington St., St. Paul, MN	55102
(Address of principal executive offices)	(Zip Code)

(651) 310-7911
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.                             Other Events.

Filed herewith and incorporated by reference herein are the following documents for The St. Paul Companies, Inc. and subsidiaries, which are attached hereto as Exhibits 99(a) through 99(j) and which The St. Paul Companies, Inc. is making available on March 5, 2003:

1)              Management’s Discussion and Analysis of Financial Condition and Results of Operations;

2)              Six-year Summary of Selected Financial Data;

3)              Statement re: Management’s Responsibility for Consolidated Financial Statements;

4)              Independent Auditors’ Report;

5)              Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000;

6)              Consolidated Balance Sheets - December 31, 2002 and 2001;

7)              Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2002, 2001 and 2000;

8)              Consolidated Statements of Comprehensive Income for the years ended December 31, 2002, 2001 and 2000;

9)              Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000; and

10)        Notes to Consolidated Financial Statements.

11)   Consent of Independent Auditors

Item 7.                             Exhibits.

An Exhibit Index is set forth as the next page in this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ST. PAUL COMPANIES, INC.

	By	Bruce A. Backberg
Bruce A. Backberg
Senior Vice President

Date: March 5, 2003

EXHIBIT INDEX

Exhibit

99	a) Management’s Discussion and Analysis of Financial Condition and Results of Operations;

b) Six-year Summary of Selected Financial Data;

c) Statement re: Management’s Responsibility for Consolidated Financial Statements;

d) Independent Auditors’ Report;

e) Consolidated Statements of Operations for the years ended December 31, 2002, 2001 and 2000;

f) Consolidated Balance Sheets - December 31, 2002 and 2001;

g) Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2002, 2001 and 2000;

h) Consolidated Statements of Comprehensive Income for the years ended December 31, 2002, 2001 and 2000;

i) Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000;

j) Notes to Consolidated Financial Statements; and

k) Consent of Independent Auditors.